Significant Components of Deferred Income Tax Asset (Liability) (Detail) (USD $)	Dec. 31, 2013	Dec. 31, 2012
Deferred tax assets:
Net operating loss ("NOL") carryforwards	$ 921,499
Stock compensation	123,782
Stock warrants	6,133,885
Deferred tax liabilities:
Basis difference in fixed assets	(1,429)
Net Deferred Tax Assets	7,177,737
Valuation allowance	(7,177,737)
Total deferred tax assets